[EATON VANCE LOGO]


[EDUCATION SIGN]


SEMIANNUAL REPORT MAY 31, 2001


[CARSON HIGHWAY]


                                   EATON VANCE
                                    MUNICIPAL
                                     INCOME
                                      TRUST


[BRIDGE]

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2001

LETTER TO SHAREHOLDERS

[PHOTO]
THOMAS J. FETTER
PRESIDENT

The municipal bond market has long been the primary source of funding in the U.S. for state and local public projects. Understandably, given the vast size and complicated nature of this arena, market participants require sound criteria to determine credit quality, assess risk and establish consistent benchmarks for valuations. Determining credit quality is, therefore, a critical function, a role played, in part, by ratings agencies, including the acknowledged market leaders, Standard & Poor's (S&P) and Moody's Investors Service, Inc. (Moody's).

Rating agencies produce widely recognized credit standards...

Just as loan officers review the creditworthiness of mortgage applicants, rating agencies have established credit standards that are used to analyze municipal and corporate borrowers. Approximately 97% of the municipal bonds issued in 2000 were accorded a rating from a major rating agency.

The agencies base their ratings on many considerations, including:

- The capacity of the borrower to make timely interest payments and repay principal;

-    The maturity and nature of the debt obligation;

- Protective covenants for lenders in the event of bankruptcy or a significant change in the borrower's revenue outlook.

From AAA to BBB, ratings provide an objective assessment of credit risk...

Bonds rated BBB(S&P)/Baa(Moody's) or above are considered investment-grade, with bonds rated AAA(S&P)/Aaa(Moody's) deemed to be of the highest quality and AA/Aa rated bonds considered high quality. Bonds rated below BBB/Baa are non-investment grade, with incremental gradations below that tier reflecting different levels of risk. Ratings are subject to routine follow-up reviews and may be changed or withdrawn due to changes in an issuer's underlying fundamentals or other pertinent circumstances. Typically, bonds may rise or fall in value in anticipation of upgrades or downgrades.

MUNICIPAL BOND YIELDS WERE NEARLY 94% OF TREASURY YIELDS

            5.39%                            8.92%
30-YEAR AAA-RATED                    TAXABLE EQUIVALENT YIELD
GENERAL OBLIGATIONS (GO) BONDS*      IN 39.4% TAX BRACKET

            5.75%
30-YEAR TREASURY BOND

PRINCIPAL AND INTEREST PAYMENTS OF TREASURY SECURITIES ARE GUARANTEED BY THE U.S. GOVERNMENT.

*GO YIELDS ARE A COMPILATION OF A REPRESENTATIVE VARIETY OF GENERAL OBLIGATIONS AND ARE NOT NECESSARILY REPRESENTATIVE OF THE TRUST'S YIELD. STATISTICS AS OF MAY 31, 2001.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
SOURCE: BLOOMBERG, L.P.

The higher the credit rating, the lower the interest rate...

Accordingly, an issuer with a AAA rating can be expected to issue new bonds at or near the lowest prevailing interest rate. Conversely, an issuer with a lower credit rating will be required to pay higher rates. In the secondary market, higher-rated bonds in a given category typically trade at higher prices and, therefore, have lower yields than bonds of lower quality. These yield differentials are called "quality spreads," usually characterized in basis points. (A basis point equals .01%). Spreads among differently rated bonds may vary with changes in supply, market fundamentals and investor sentiment, and such fluctuations play a major role in bond investment strategy.

Ratings are an invaluable tool for issuers and investors alike...

Ratings issued by major agencies do not represent a recommendation to buy or sell, nor are they a judgment as to a bond's suitability as an investment. They are, however, a much-needed tool used to evaluate bonds in the marketplace. The existence of a clearly defined rating system contributes to orderly and transparent markets, which is important for issuers and investors alike.


                                                 Sincerely,

                                                 /s/ Thomas J. Fetter

                                                 Thomas J. Fetter
                                                 President
                                                 July 11, 2001

MANAGEMENT DISCUSSION

[PHOTO]
THOMAS M. METZOLD
PORTFOLIO MANAGER

INVESTMENT ENVIRONMENT

- Toward the end of 2000, most economic indicators pointed to a faltering U.S. economy. Declining corporate profits, mounting job layoffs and a sharply falling stock market exacted a heavy toll on consumer confidence. According to revised Commerce Department figures, fourth quarter 2000 Gross Domestic Product grew at a tepid 1.0% pace. That was followed by a lackluster 1.3% growth rate in the first quarter of 2001.

- The Fed signaled an easier monetary policy in the second half of 2000. Taking its cue, the bond markets, which move in the opposite direction of interest rates, rallied into early 2001. Against this backdrop, with inflation posing little threat, the Federal Reserve launched an aggressive effort to jump-start the economy. Beginning in early January, the Fed initiated a series of interest rate cuts and, by the end of June, had reduced its benchmark Federal Funds rate - a key short-term interest rate barometer - to 3.75%.

THE TRUST

PERFORMANCE FOR THE PAST YEAR

- Based on share price (traded on the New York Stock Exchange), the Trust had a total return of 15.50% for the six months ended May 31, 2001. That return was the result of an increase in share price from $11.125 on November 30, 2000 to $12.47 on May 31, 2001, and the reinvestment of $0.373 in regular monthly dividends.

- Based on net asset value, the Trust had a total return of 7.10% for the six months ended May 31, 2001. That return was the result of an increase in net asset value per share from $11.95 on November 30, 2000 to $12.42 on May 31, 2001, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $12.47 the Trust had a market yield of 5.98% at May 31, 2001.(1) The Trust's market yield is equivalent to a taxable yield of 9.90%.(2)

MANAGEMENT DISCUSSION

- The Trust's largest concentration was in hospital bonds. Management remained very selective with respect to hospital investments, focusing on competitive institutions, including Oneonta, Alabama, Eastern Health Care Facility bonds that have a favorable cost structure and a good market position.

- General obligation bonds were one of the Trust's largest category weightings at May 31. Florida and Texas school district issues, for example, provided excellent quality and good liquidity, characteristics valued in any interest rate environment.

- Management continued its efforts to improve the Trust's call protection. With the decline of interest rates from their highs earlier in the decade, call protection therefore becomes an increasingly important strategic consideration.

- The uncertainties in the economy have helped make municipal bonds an attractive investment option. While there are scenarios on the supply side that bear watching, we believe that bonds continue to offer good income opportunities and a measure of refuge from recent market volatility.

LARGEST CATEGORIES(3)

BY TOTAL NET ASSETS

HOSPITAL                         15.9%
INSURED TRANSPORTATION*          10.8%
INDUSTRIAL DEVELOPMENT REVENUE    9.4%
GENERAL OBLIGATIONS               9.1%
HOUSING                           6.5%

*May not represent the Portfolio's current or future investments.

SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

TRUST INFORMATION AS OF MAY 31, 2001

PERFORMANCE(4)

Average Annual Total Returns (by market value, New York Stock Exchange)
--------------------------------------------------------------------------------
One Year                             25.63%
Life of Trust (1/29/99)              -1.83%
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                             22.15%
Life of Trust (1/29/99)              -2.00%

RATING DISTRIBUTION(3)

[CHART]

NON-RATED                  27.7%
AAA                        34.4%
AA                         16.6%
A                           3.2%
BBB                        17.2%
B                           0.9%

(1) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(2) Taxable-equivalent yield assumes maximum 39.6% federal income tax rate. A lower rate would result in a lower tax-equivalent figure.

(3) Rating Distribution and Largest Categories are determined by dividing the total market value of the holdings by the total net assets of the Trust. Rating Distribution and Largest Categories are subject to change.

(4) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

     Past performance is no guarantee of future results. Investment return and market price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 99.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Certificates of Participation -- 0.5%
-------------------------------------------------------------------------
    $ 1,960        Cliff House Trust, PA, (AMT),
                   6.625%, 6/1/27                            $  1,777,426
-------------------------------------------------------------------------
                                                             $  1,777,426
-------------------------------------------------------------------------
Cogeneration -- 0.9%
-------------------------------------------------------------------------
    $ 2,950        Maryland Energy Cogeneration, (AES
                   Warrior Run), (AMT), 7.40%, 9/1/19        $  3,047,527
-------------------------------------------------------------------------
                                                             $  3,047,527
-------------------------------------------------------------------------
Education -- 4.7%
-------------------------------------------------------------------------
    $ 3,000        California Educational Facilities
                   Authority, Residual Certificates,
                   Variable Rate, 12/1/32(1)(2)              $  2,992,080
      3,185        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 7.75%, 8/15/20         3,173,407
      6,875        Massachusetts Development Finance
                   Agency, (Boston University),
                   5.45%, 5/15/59                               6,574,837
      3,250        New York Dormitory Authority, (State
                   University Educational Facilities),
                   4.75%, 5/15/28                               2,940,210
-------------------------------------------------------------------------
                                                             $ 15,680,534
-------------------------------------------------------------------------
Electric Utilities -- 5.3%
-------------------------------------------------------------------------
    $ 8,000        Brazos River Authority, TX, (Reliant
                   Energy, Inc.), (AMT), 5.375%, 4/1/19      $  7,448,080
      1,500        North Carolina Eastern Municipal Power
                   Agency, 5.75%, 1/1/26                        1,442,715
      7,250        North Carolina Municipal Power Agency,
                   (Catawba), 6.50%, 1/1/20                     7,580,672
      1,200        Santa Cruz County, AZ, IDA, (Citizens
                   Utilities Co.), (AMT), 7.15%, 2/1/23         1,186,812
-------------------------------------------------------------------------
                                                             $ 17,658,279
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 3.2%
-------------------------------------------------------------------------
    $35,000        Dawson Ridge, CO, Metropolitan District
                   #1, Escrowed to Maturity, 0.00%, 10/1/22  $  8,571,150
      1,725        Maricopa County, AZ, IDA, (Place Five
                   and The Greenery), Escrowed to Maturity,
                   8.625%, 1/1/27                               2,145,831
-------------------------------------------------------------------------
                                                             $ 10,716,981
-------------------------------------------------------------------------
General Obligations -- 9.1%
-------------------------------------------------------------------------
    $ 3,280        Bell Mountain Ranch, CO, Metropolitan
                   District, 6.625%, 11/15/25                $  3,122,101
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

General Obligations (continued)
-------------------------------------------------------------------------
    $   500        California, Variable Rate, 12/1/23(1)(3)  $    828,700
      3,500        California, Residual Certificates,
                   Variable Rate, 9/1/30(1)(2)                  3,429,230
     12,985        Florida Board of Education,
                   4.75%, 6/1/28(4)                            11,760,385
      4,000        Kershaw County, SC, School District,
                   5.00%, 2/1/18                                3,966,240
      8,500        North East Independent School District,
                   TX, 4.50%, 10/1/28                           7,227,125
-------------------------------------------------------------------------
                                                             $ 30,333,781
-------------------------------------------------------------------------
Hospital -- 15.9%
-------------------------------------------------------------------------
    $ 2,500        California Health Facilities Authority,
                   (Cedars Sinai Medical Center), Variable
                   Rate, 12/1/34(1)(3)                       $  2,745,250
      1,000        Chautauqua County, NY, IDA, (Women's
                   Christian Association), 6.35%, 11/15/17        879,420
      1,000        Chautauqua County, NY, IDA, (Women's
                   Christian Association), 6.40%, 11/15/29        842,790
      1,410        Colorado Health Facilities Authority,
                   (Rocky Mountain Adventist),
                   6.625%, 2/1/22                               1,439,398
      1,000        Halifax, FL, Medical Center,
                   7.25%, 10/1/24                                 976,800
      2,870        Highland County, OH, (Joint Township
                   Hospital District), 6.75%, 12/1/29           2,569,080
      3,500        John Tolfree Health System Corp., MI,
                   6.00%, 9/15/23                               2,981,930
      1,215        Loris, SC, Community Hospital District,
                   5.625%, 1/1/20                               1,063,246
      3,500        Loris, SC, Community Hospital District,
                   5.625%, 1/1/29                               2,915,325
      5,750        Louisiana Public Facilities Authority,
                   (Tuoro Infirmary), 5.625%, 8/15/29           5,495,447
      2,000        Martin County, MN, (Fairmont Community
                   Hospital Association ), 6.625%, 9/1/22       1,813,200
      6,000        Massachusetts HEFA, (Partners Healthcare
                   System), 5.25%, 7/1/29(4)                    5,517,780
      1,700        Mecosta County, MI, General Hospital,
                   5.75%, 5/15/09                               1,635,043
      2,500        Mecosta County, MI, General Hospital,
                   6.00%, 5/15/18                               2,247,125
      4,260        New Jersey Health Care Facilities
                   Financing Authority, (Capital Health
                   System), 5.25%, 7/1/27                       3,161,261
      4,000        New Jersey Health Care Facilities
                   Financing Authority, (St. Barnabas
                   Medical Center),
                   Variable Rate, 7/1/28(1)(2)                  3,435,880
      1,500        New Jersey Health Care Facilities
                   Financing Authority, (Trinitas
                   Hospital), 7.50%, 7/1/30                     1,505,445

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
    $ 1,585        Oneonta, AL, Eastern Health Care
                   Facility Financing Authority, (Eastern
                   Health Systems, Inc.), 7.75%, 7/1/21      $  1,646,958
      7,000        Rhode Island HEFA, (St. Joseph Health
                   Services), 5.50%, 10/1/29                    5,357,730
      2,425        Southwestern Illinois, Development
                   Authority, (Anderson Hospital),
                   5.625%, 8/15/29                              2,032,295
      3,000        Weber County, UT, (IHC Health Services,
                   Inc.), 5.00%, 8/15/30                        2,736,360
-------------------------------------------------------------------------
                                                             $ 52,997,763
-------------------------------------------------------------------------
Housing -- 6.5%
-------------------------------------------------------------------------
    $   990        California Statewide Communities
                   Development Authority, Variable Rate,
                   6/1/09(1)(3)                              $  1,045,905
      4,000        Charter Mac Equity Trust, TN, (AMT),
                   6.625%, 6/30/09                              3,992,440
        980        Lake Creek, CO, Affordable Housing
                   Corp., Multifamily, 7.00%, 12/1/23             929,158
      4,620        Louisiana Public Facilities Authority,
                   (Eden Point), 6.25%, 3/1/34                  4,111,939
      4,000        Muni Mae Tax-Exempt Bond, LLC, (AMT),
                   Variable Rate, 6/30/09                       4,022,120
      3,430        North Little Rock, AR, Residential
                   Housing Facilities, (Parkstone Place),
                   6.50%, 8/1/21                                3,263,473
      3,700        Oregon Health Authority, (Trillium
                   Affordable Housing), (AMT),
                   6.75%, 2/15/29                               3,478,962
      1,000        Raleigh, NC, Housing Authority,
                   Multifamily, (Cedar Point),
                   7.00%, 11/1/30                                 777,720
-------------------------------------------------------------------------
                                                             $ 21,621,717
-------------------------------------------------------------------------
Industrial Development Revenue -- 9.4%
-------------------------------------------------------------------------
    $ 1,990        Abia Development Corp., TX, (Austin
                   Cargoport Development), (AMT),
                   6.50%, 10/1/24                            $  1,785,050
      1,970        Broward County, FL, IDR, (Lynxs
                   Cargoport), (AMT), 6.75%, 6/1/19             1,816,241
      4,000        Courtland, AL, Solid Waste Disposal,
                   (Champion International Corp.), (AMT),
                   6.70%, 11/1/29                               4,202,920
      2,500        Denver, CO, City and County, (United
                   Airlines), Variable Rate, 10/1/32(1)(3)      2,389,400
      1,000        Gloucester County, NJ, Improvements
                   Authority, (Waste Management, Inc.),
                   (AMT), 7.00%, 12/1/29                        1,092,250
      2,500        Gulf Coast, TX, Waste Disposal
                   Authority, (Valero Energy Corp.) (AMT),
                   5.70%, 4/1/32                                2,222,800
      3,425        Middleboro, MA, (Read Corp.),
                   9.50%, 10/1/10                               3,505,796
      3,550        Mississippi Business Finance Corp.,
                   (System Energy Resources, Inc.),
                   5.90%, 5/1/22                                3,288,969
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Industrial Development Revenue (continued)
-------------------------------------------------------------------------
    $ 3,000        Missouri Development Finance Authority,
                   Solid Waste Disposal, (Proctor and
                   Gamble Paper Products), (AMT),
                   5.20%, 3/15/29                            $  2,919,390
      3,000        New Jersey EDA, (Continental Airlines),
                   (AMT), Variable Rate, 3/15/23(1)(3)          2,604,900
      5,750        Ohio Solid Waste Disposal, (USG Corp.),
                   (AMT), 5.65%, 3/1/33                         2,767,303
      3,550        Phoenix, AZ, IDA, (America West
                   Airlines, Inc.), (AMT), 6.25%, 6/1/19        2,942,134
-------------------------------------------------------------------------
                                                             $ 31,537,153
-------------------------------------------------------------------------
Insured - Education -- 0.8%
-------------------------------------------------------------------------
    $ 3,000        Massachusetts HEFA, (Berklee College of
                   Music), (MBIA), Variable Rate,
                   10/1/27(1)(3)                             $  2,772,630
-------------------------------------------------------------------------
                                                             $  2,772,630
-------------------------------------------------------------------------
Insured - Electric Utilities -- 2.8%
-------------------------------------------------------------------------
    $ 6,250        Brazos River Authority, TX, PCR, (Texas
                   Utilities Electric Co.), (MBIA), (AMT),
                   5.55%, 6/1/30                             $  6,264,625
      3,000        Burke County, GA, Development Authority,
                   (Georgia Power Co.), (MBIA), (AMT),
                   5.45%, 5/1/34                                2,996,640
-------------------------------------------------------------------------
                                                             $  9,261,265
-------------------------------------------------------------------------
Insured - General Obligations -- 3.6%
-------------------------------------------------------------------------
    $11,250        Chicago, IL, (MBIA), 5.00%, 1/1/41        $ 10,304,100
      1,725        Lancaster County, SC, School District,
                   (FSA), 4.75%, 3/1/18                         1,637,836
-------------------------------------------------------------------------
                                                             $ 11,941,936
-------------------------------------------------------------------------
Insured - Hospital -- 2.7%
-------------------------------------------------------------------------
    $10,000        New York Dormitory Authority, (Municipal
                   Health Facilities Improvement), (FSA),
                   4.75%, 1/15/29                            $  9,038,800
-------------------------------------------------------------------------
                                                             $  9,038,800
-------------------------------------------------------------------------
Insured - Transportation -- 10.8%
-------------------------------------------------------------------------
    $ 3,500        Chicago, IL, O'Hare International
                   Airport, (AMBAC), (AMT),
                   5.375%, 1/1/32(5)                         $  3,412,675
      2,850        Clark County, NV, Airport, (MBIA),
                   6.00%, 7/1/29                                3,042,005
      4,930        Dallas-Fort Worth, TX, International
                   Airport, (FGIC), (AMT), 5.75%, 11/1/30       5,020,219
      4,500        Dallas-Fort Worth, TX, International
                   Airport, (FGIC), (AMT), 6.125%, 11/1/35      4,719,645

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured - Transportation (continued)
-------------------------------------------------------------------------
    $ 3,500        Florida Turnpike Authority, (Department
                   of Transportation), (FGIC),
                   4.50%, 7/1/27                             $  3,066,280
      4,250        Metropolitan Transportation Authority,
                   NY, Commuter Revenue (FGIC),
                   4.75%, 7/1/26                                3,958,195
      7,500        Minneapolis and St. Paul, MN,
                   Metropolitan Airport Commission, (FGIC),
                   5.25%, 1/1/32                                7,359,675
      5,500        Nevada Department of Business and
                   Industry, (Las Vegas Monorail - 1st
                   Tier), (AMBAC), 5.375%, 1/1/40               5,377,240
-------------------------------------------------------------------------
                                                             $ 35,955,934
-------------------------------------------------------------------------
Insured - Water and Sewer -- 1.3%
-------------------------------------------------------------------------
    $ 5,000        Charleston, SC, Waterworks and Sewer,
                   (FGIC), 4.50%, 1/1/24                     $  4,384,050
-------------------------------------------------------------------------
                                                             $  4,384,050
-------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 2.4%
-------------------------------------------------------------------------
    $ 8,500        Michigan Building Authority,
                   4.75%, 10/15/21                           $  7,842,610
-------------------------------------------------------------------------
                                                             $  7,842,610
-------------------------------------------------------------------------
Miscellaneous -- 1.0%
-------------------------------------------------------------------------
    $ 3,300        Santa Fe, NM, (Crow Hobbs),
                   8.50%, 9/1/16                             $  3,454,374
-------------------------------------------------------------------------
                                                             $  3,454,374
-------------------------------------------------------------------------
Nursing Home -- 1.5%
-------------------------------------------------------------------------
    $ 2,000        Orange County, FL, Health Facilities
                   Authority, (Westminster Community Care),
                   6.75%, 4/1/34                             $  1,776,840
      2,000        Tarrant County, TX, Health Facilities
                   Authority, (3927 Foundation),
                   10.25%, 9/1/19(6)                              598,440
      3,000        Wisconsin HEFA, (Wisconsin Illinois
                   Senior Housing), 7.00%, 8/1/29               2,783,550
-------------------------------------------------------------------------
                                                             $  5,158,830
-------------------------------------------------------------------------
Pooled Loans -- 0.9%
-------------------------------------------------------------------------
    $   667        Tax Exempt Securities Trust, Community
                   Health Provider, Pooled Loan Program,
                   6.00%, 12/1/36                            $    613,624
      1,760        Tax Exempt Securities Trust, Community
                   Health Provider, Pooled Loan Program,
                   6.25%, 12/1/36                               1,688,731
        668        Tax Exempt Securities Trust, Community
                   Health Provider, Pooled Loan Program,
                   7.75%, 12/1/36                                 647,245
-------------------------------------------------------------------------
                                                             $  2,949,600
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Senior Living / Life Care -- 3.2%
-------------------------------------------------------------------------
    $   430        Delaware County, PA, IDA, (Glen Riddle),
                   (AMT), 8.125%, 9/1/05                     $    446,091
      2,000        Delaware County, PA, IDA, (Glen Riddle),
                   (AMT), 8.625%, 9/1/25                        2,136,560
      3,245        Logan County, CO, Industrial Development
                   Revenue, (TLC Care Choices, Inc.),
                   6.875%, 12/1/23                              2,891,425
      1,400        Mesquite, TX, Health Facilities
                   Authority, (Christian Retirement
                   Facility), 7.625%, 2/15/28                   1,404,508
      3,700        Ohio HFA, Retirement Rental Housing,
                   (Encore Retirement Partners),
                   6.75%, 3/1/19                                3,144,260
        750        Okaloosa County, FL, Retirement Rental
                   Housing, (Encore Retirement Partners),
                   6.125%, 2/1/14                                 638,933
-------------------------------------------------------------------------
                                                             $ 10,661,777
-------------------------------------------------------------------------
Special Tax Revenue -- 4.3%
-------------------------------------------------------------------------
    $ 3,600        Black Hawk, CO, Business Improvement
                   District, 6.50%, 12/1/11                  $  3,514,608
      1,500        Longleaf, FL, Community Development
                   District, 6.20%, 5/1/09                      1,450,380
      1,910        Longleaf, FL, Community Development
                   District, 6.65%, 5/1/20                      1,841,297
      6,500        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/32(1)(2)      7,171,385
         60        South Orange County, CA, Public
                   Financing Authority, DRIVERS, Variable
                   Rate, 8/15/15(1)(3)                            379,740
-------------------------------------------------------------------------
                                                             $ 14,357,410
-------------------------------------------------------------------------
Transportation -- 2.8%
-------------------------------------------------------------------------
    $ 8,000        Kent County, MI, Airport Facility,
                   5.00%, 1/1/25                             $  7,634,160
      2,400        Massachusetts Turnpike Authority,
                   Metropolitan Highway System, Variable
                   Rate, 1/1/37(1)(2)                           1,793,088
-------------------------------------------------------------------------
                                                             $  9,427,248
-------------------------------------------------------------------------
Utilities - Electrical and Gas -- 2.3%
-------------------------------------------------------------------------
    $ 8,500        San Antonio, TX, Electric and Natural
                   Gas, 4.50%, 2/1/21                        $  7,527,685
-------------------------------------------------------------------------
                                                             $  7,527,685
-------------------------------------------------------------------------
Water and Sewer -- 3.1%
-------------------------------------------------------------------------
    $   100        Los Angeles, CA, Department of Water and
                   Power, Variable Rate, 2/15/30(1)(3)       $    494,750
      1,500        Metropolitan Water District, CA,
                   (Southern California Waterworks),
                   Variable Rate, 7/1/27(1)(3)                  1,178,550

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Water and Sewer (continued)
-------------------------------------------------------------------------
    $ 2,000        New York, NY, City Municipal Water
                   Finance Authority (Water and Sewer
                   Systems Revenue), 5.50%, 6/15/33          $  2,028,440
      6,500        Sacramento County, CA, Sanitation
                   District Financing Authority Revenue,
                   5.875%, 12/1/27                              6,731,725
-------------------------------------------------------------------------
                                                             $ 10,433,465
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 99.0%
   (identified cost $341,338,691)                            $330,538,775
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.0%                       $  3,401,812
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $333,940,587
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 At May 31, 2001, the concentration of the Trust's investments in the various states, determined as a percentage of net assets, is as follows:

Texas                                               13.2%
Others, representing less than 10% individually     85.8%

 The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at May 31, 2001, 22.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.7% to 8.6% of total investments.
 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3)  Security has been issued as an inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover when-issued securities.
 (5)  When-issued security.
 (6)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2001

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

AS OF MAY 31, 2001
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $341,338,691)        $330,538,775
Cash                                           913,597
Receivable for investments sold                 70,000
Interest receivable                          5,844,010
Prepaid expenses                                41,509
------------------------------------------------------
TOTAL ASSETS                              $337,407,891
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable to affiliate for Trustees' fees   $      1,585
Payable for when-issued securities           3,375,400
Accrued expenses                                90,319
------------------------------------------------------
TOTAL LIABILITIES                         $  3,467,304
------------------------------------------------------
NET ASSETS                                $333,940,587
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Auction Preferred Shares, $0.01 par
   value; unlimited number of shares
   authorized, 5,240 shares issued and
   outstanding at $25,000 per share
   liquidation preference                 $131,000,000
Common Shares, $0.01 par value;
   unlimited number of shares
   authorized, 16,341,127 shares issued
   and outstanding                             163,411
Additional paid-in capital                 242,373,930
Accumulated net realized loss (computed
   on the basis of identified cost)        (30,101,083)
Accumulated undistributed net investment
   income                                    1,304,245
Net unrealized depreciation (computed on
   the basis of identified cost)           (10,799,916)
------------------------------------------------------
NET ASSETS                                $333,940,587
------------------------------------------------------
Net assets applicable to preferred
   shares --
   Auction Preferred Shares at
      liquidation value                   $131,000,000
   Cumulative undeclared dividends              10,938
------------------------------------------------------
NET ASSETS APPLICABLE TO PREFERRED
   SHARES                                 $131,010,938
------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES    $202,929,649
------------------------------------------------------
TOTAL NET ASSETS                          $333,940,587
------------------------------------------------------
Net Asset Value Per Common Share
------------------------------------------------------
($202,929,649  DIVIDED BY 16,341,127
   COMMON SHARES ISSUED AND OUTSTANDING)  $      12.42
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED
MAY 31, 2001
Investment Income
-----------------------------------------------------
Interest                                  $10,870,381
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $10,870,381
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $ 1,176,788
Administration fee                            336,225
Trustees' fees and expenses                     7,188
Preferred shares remarketing agent fee        163,301
Transfer and dividend disbursing agent
   fees                                        90,956
Custodian fee                                  85,454
Legal and accounting services                  26,177
Printing and postage                           23,528
Miscellaneous                                  33,770
-----------------------------------------------------
TOTAL EXPENSES                            $ 1,943,387
-----------------------------------------------------
Deduct --
   Reduction of custodian fee             $     9,396
-----------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $     9,396
-----------------------------------------------------

NET EXPENSES                              $ 1,933,991
-----------------------------------------------------

NET INVESTMENT INCOME                     $ 8,936,390
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(3,984,188)
   Financial futures contracts                (97,466)
   Interest rate swap contracts              (525,600)
-----------------------------------------------------
NET REALIZED LOSS                         $(4,607,254)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $11,558,270
   Financial futures contracts                 78,675
   Interest rate swap contracts                43,800
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $11,680,745
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 7,073,491
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $16,009,881
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

                                          SIX MONTHS ENDED
INCREASE (DECREASE)                       MAY 31, 2001      YEAR ENDED
IN NET ASSETS                             (UNAUDITED)       NOVEMBER 30, 2000
-----------------------------------------------------------------------------
From operations --
   Net investment income                  $      8,936,390  $      17,621,668
   Net realized loss                            (4,607,254)       (14,544,619)
   Net change in unrealized
      appreciation (depreciation)               11,680,745         18,789,011
-----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $     16,009,881  $      21,866,060
-----------------------------------------------------------------------------
Distributions to shareholders --
   Preferred Shareholders --
      From net investment income          $     (2,391,929) $      (5,330,835)
   Common Shareholders --
      From net investment income                (6,073,185)       (12,771,225)
-----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $     (8,465,114) $     (18,102,060)
-----------------------------------------------------------------------------
Capital share transactions --
   Reinvestment of distributions
      to shareholders                     $        705,037  $         672,063
-----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS                     $        705,037  $         672,063
-----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $      8,249,804  $       4,436,063
-----------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------
At beginning of period                    $    325,690,783  $     321,254,720
-----------------------------------------------------------------------------
AT END OF PERIOD                          $    333,940,587  $     325,690,783
-----------------------------------------------------------------------------

Accumulated undistributed
net investment income
included in net assets
-----------------------------------------------------------------------------
AT END OF PERIOD                          $      1,304,245  $         832,969
-----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                  SIX MONTHS ENDED         YEAR ENDED NOVEMBER 30,
                                  MAY 31, 2001        ---------------------------------
                                  (UNAUDITED)(1)        2000(1)          1999(1)(2)
---------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period (Common shares)          $11.950           $11.720           $15.000
---------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------
Net investment income                 $ 0.548           $ 1.083           $ 0.837
Net realized and unrealized
   gain (loss)                          0.442             0.260            (3.246)
---------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                         $ 0.990           $ 1.343           $(2.409)
---------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------
Preferred Shareholders --
   From net investment income         $(0.147)          $(0.328)          $(0.197)
Common Shareholders --
   From net investment income         $(0.373)          $(0.785)          $(0.550)
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   $(0.520)          $(1.113)          $(0.747)
---------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                    $    --           $    --           $(0.042)
---------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                          $    --           $    --           $(0.082)
---------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD (COMMON SHARES)             $12.420           $11.950           $11.720
---------------------------------------------------------------------------------------

MARKET VALUE -- END OF PERIOD
   (COMMON SHARES)                    $12.470           $11.125           $11.688
---------------------------------------------------------------------------------------

TOTAL RETURN(3)                         15.50%             2.05%           (18.74)%
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                  SIX MONTHS ENDED               YEAR ENDED NOVEMBER 30,
                                  MAY 31, 2001              ---------------------------------
                                  (UNAUDITED)(1)              2000(1)          1999(1)(2)
---------------------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
---------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                       $333,941            $325,691           $321,255
Ratios (As a percentage of
   average net assets
   attributable to common
   shares):
   Net expenses(4)                           1.91%(5)            1.95%              1.76%(5)
   Net expenses after
      custodian fee
      reduction(4)                           1.90%(5)            1.91%              1.70%(5)
   Net investment income(4)                  8.78%(5)            9.47%              7.38%(5)
Portfolio Turnover                             38%                 66%               151%
+  The expenses of the may Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and the net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   attributable to common
   shares):
   Expenses                                                                         1.76%(5)
   Expenses after custodian
      fee reduction                                                                 1.70%(5)
   Net investment income                                                            7.38%(5)
   Net investment income per
      share                                                                     $  0.837
---------------------------------------------------------------------------------------------
++ The ratios reported above are based on net assets attributable solely to common shares.
   The ratios based on the net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses(4)                           1.17%(5)            1.15%              1.14%(5)
   Net expenses after
      custodian fee
      reduction(4)                           1.16%(5)            1.12%              1.10%(5)
   Net investment income(4)                  5.35%(5)            5.56%              4.77%(5)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                                         1.14%(5)
   Expenses after custodian
      fee reduction                                                                 1.10%(5)
   Net investment income                                                            4.77%(5)
---------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                           5,240               5,240              5,240
   Asset coverage per
      preferred share                    $ 63,729            $ 62,155           $ 61,308
   Involuntary liquidation
      preference per preferred
      share                              $ 25,000            $ 25,000           $ 25,000
   Approximate market value
      per preferred share                $ 25,000            $ 25,000           $ 25,000
---------------------------------------------------------------------------------------------

 (1)  Computed using average common shares outstanding.
 (2) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (3) Total return is calculated assuming a purchase at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets attributable to common shares reflect the Trust's leveraged capital structure.
 (5)  Annualized.
 (6) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total asset, and dividing this by the number of preferred shares outstanding.
 (7)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2001

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipal Income Trust (the Trust) is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Trust was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 10, 1998. The Trust's investment objective is to achieve current income exempt from regular federal income tax by investing primarily in investment grade municipal obligations.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Investment Transactions -- Investment transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

 C Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The Trust will adopt the provision of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will begin accreting market discounts on debt securities effective December 1, 2001. Prior to this date, the Trust did not accrete market discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change has not been determined but will result in an increase to cost of securities and a corresponding increase in net unrealized depreciation based on securities held as of May 31, 2001.

 D Federal Income Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. At November 30, 2000, the Trust, for federal income tax purposes, had a capital loss carryover of $25,572,504 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on November 30, 2007 ($10,949,210) and November 30, 2008 ($14,623,294). In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

 E Organization and Offering Costs -- Costs incurred by the Trust in connection with its organization have been expensed. Costs incurred by the Trust in connection with the offerings of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

 F Financial Futures Contracts -- Upon the entering of a financial futures contract, the Trust is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Trust (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Trust. The Trust's investment in financial futures contracts is designed for both hedging against

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2001

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 G Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Trust, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Trust will realize a loss in the amount of the cost of the option. When the Trust enters into a closing sale transaction, the Trust will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Trust exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 H Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 I Interest Rate Swaps -- The Trust has entered into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements the Trust makes monthly payments at a rate equal to a predetermined spread to the one-month LIBOR. In exchange, the Trust receives payments based on the rate of return of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Payments received or made at end of measurement period are recorded as realized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Trust is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Trust does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

 J Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. All significant credit balances used to reduce the Trust's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 K Interim Financial Statements -- The interim financial statements relating to
   May 31, 2001 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Auction Preferred Shares (APS)
-------------------------------------------
   The Trust issued 2,620 shares of Auction Preferred Shares Series A and 2,620 shares of Auction Preferred Shares Series B on March 1, 1999 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset every 7 days thereafter by an auction. Dividend rates ranged from 3.00% to 5.19% and from 2.90% to 4.80% for Series A and Series B Shares respectively, during the six months ended
   May 31, 2001. Series A and Series B are identical in all respects except for the dates of reset for the dividend rates.

   The APS are redeemable at the option of the Trust, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws. The Trust pays annual fees equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2001

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

3 Distributions to Shareholders
-------------------------------------------
   The Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding preferred shares. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on May 31, 2001 was 3.05% and 2.90%, for Series A and
   Series B Shares, respectively. For the six months ended May 31, 2001, the Trust paid dividends to Auction Preferred shareholders amounting to $1,207,610 and $1,184,319 for Series A and Series B Shares, respectively, representing an average APS dividend rate for such period of 3.67% and 3.63%, respectively.

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at an annual rate of 0.70% of the Trust's average weekly gross assets, was earned by Eaton Vance Management
   (EVM) as compensation for management and investment advisory services rendered to the Trust. Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. For the six months ended May 31, 2001, the fee was equivalent to 0.70% of the Trust's average weekly gross assets and amounted to $1,176,788. EVM also serves as the administrator of the Trust. An administration fee, computed at the annual rate of 0.20% of the average weekly gross assets of the Trust is paid to EVM for managing and administering business affairs of the Trust. For the six months ended May 31, 2001, the administrative fee amounted to $336,225.

   Trustees of the Trust that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended May 31, 2001, no significant amounts have been deferred.

   Certain officers and Trustees of the Trust are officers of EVM.

5 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $125,823,567 and $124,684,520, respectively, for the six months ended May 31, 2001.

6 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by the Trust at May 31, 2001, as computed for Federal income tax purposes, are as follows:

    AGGREGATE COST                            $341,338,691
    ------------------------------------------------------
    Gross unrealized appreciation             $  7,063,147
    Gross unrealized depreciation              (17,863,063)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $(10,799,916)
    ------------------------------------------------------

7 Shares of Beneficial Interest
-------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares. Transactions in common shares were as follows:

                                              SIX MONTHS ENDED
                                              MAY 31, 2001      YEAR ENDED
                                              (UNAUDITED)       NOVEMBER 30, 2000
    -----------------------------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                         56,166             61,394
    -----------------------------------------------------------------------------
    NET INCREASE                                        56,166             61,394
    -----------------------------------------------------------------------------

8 Financial Instruments
-------------------------------------------
   The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2001

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   The Trust did not have any open obligations under these financial instruments at May 31, 2001.

9 Annual Meeting of Shareholders (Unaudited)
-------------------------------------------
   The Trust held its Annual Meeting of Shareholders on March 23, 2001. The following actions were taken by the shareholders:

   ITEM 1: The election of James B. Hawkes and Samual L. Hayes, III as Trustees of the Trust, for a three-year term expiring in 2004. Mr. Hayes was designated the Nominee to be elected soley by APS shareholders:

                                                NUMBER OF SHARES
    NOMINEE FOR TRUSTEE                       ---------------------
    ELECTED BY APS SHAREHOLDERS               FOR          WITHHELD
    ---------------------------------------------------------------
    Samuel L. Hayes, III                            5,230         5

                                                NUMBER OF SHARES
    NOMINEE FOR TRUSTEE                       ---------------------
    ELECTED BY ALL SHAREHOLDERS               FOR          WITHHELD
    ---------------------------------------------------------------
    James B. Hawkes                            15,868,291   232,431

   Also serving as Trustees are Jessica M. Bibliowicz, Donald R. Dwight, Norton H. Reamer, Lynn A. Stout and Jack L. Treynor.

   ITEM 2: The ratification of the selection of Deloitte & Touche LLP as independent certified public accountants to the Trust for the fiscal year ending November 30, 2001.

                                              NUMBER OF SHARES
    ----------------------------------------------------------
    For                                             15,809,474
    Against                                             70,900
    Abstain                                            197,753

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC, Inc.

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

                                                      ------------------------------------------------------
                                                      Please print exact name on account:
                                                      ------------------------------------------------------
                                                      Shareholder signature                   Date
                                                      ------------------------------------------------------
                                                      Shareholder signature                   Date

                                                      Please sign exactly as your common shares are registered.
                                                      All persons whose names appear on the share certificate
                                                      must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

THIS AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING ADDRESS:

                                  Eaton Vance Municipal Income Trust
                                  c/o PFPC, Inc.
                                  P.O. Box 8030
                                  Boston, MA 02266-8030
                                  800-331-1710
--------------------------------------------------------------------------------

NUMBER OF EMPLOYEES

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

NUMBER OF SHAREHOLDERS

As of May 31, 2001, our records indicate that there are 196 registered shareholders and approximately 7,250 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

                                  Eaton Vance Distributors, Inc.
                                  The Eaton Vance Building
                                  255 State Street
                                  Boston, MA 02109
                                  1-800-225-6265

NEW YORK STOCK EXCHANGE SYMBOL

The New York Stock Exchange symbol is EVN.

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2001

INVESTMENT MANAGEMENT

EATON VANCE MUNICIPAL INCOME TRUST

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

Thomas M. Metzold
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
University of California at Los Angeles

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER AND ADMINISTRATOR OF
EATON VANCE MUNICIPAL INCOME TRUST
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109



CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116



TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
PFPC, INC.
Attn: Eaton Vance Municipal Income Trust
P.O. Box 8030
Boston, MA 02266-8030
(800) 331-1710



                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE


The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:


- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.


- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).


- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.


For more information about Eaton Vance's privacy policies, call: 1-800-262-1122



EATON VANCE MUNICIPAL INCOME TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109




151-7/01                                                               CE-NASRC